Lithia Motors Reports Adjusted EPS of $0.98 for Fourth Quarter 2013 and $3.99 for Full Year 2013

Lithia Motors Declares $0.13 per Share Dividend for Fourth Quarter 2013

MEDFORD, OR -- (Marketwired - February 19, 2014) - Lithia Motors, Inc. (NYSE: LAD) reported the highest fourth quarter adjusted net income in Company history and increased adjusted net income from continuing operations 33% for the fourth quarter 2013 over the prior year period.

2013 fourth quarter adjusted net income from continuing operations was $25.7 million, or $0.98 per diluted share. This compares to 2012 fourth quarter adjusted net income from continuing operations of $19.3 million, or $0.74 per diluted share.

Unadjusted net income from continuing operations for the fourth quarter of 2013 was $27.2 million, or $1.03 per diluted share, compared to $19.7 million or $0.76 per diluted share for 2012. As shown in the attached non-GAAP reconciliation tables, the 2013 fourth quarter adjusted income from continuing operations is reduced to exclude a benefit of $0.06 per share for a gain on a sale of land and a $0.05 per share net benefit from non-core tax attributes, offset by a non-core charge of $0.06 per share related to an adjustment to a legal reserve associated with a lawsuit filed in 2006 and settled in 2013. The 2012 fourth quarter adjusted results from continuing operations exclude a benefit of $0.02 per share for a non-core tax attribute.

Fourth quarter 2013 revenue from continuing operations increased $147.5 million, or 17%, to $1.0 billion from $877.4 million in the fourth quarter of 2012.

Fourth Quarter-over-Quarter Operating Highlights:

  Total same store sales increased 11%
  New vehicle same store sales increased 11%
  Used vehicle retail same store sales increased 16%
  Service, body and parts same store sales increased 8%
  Adjusted SG&A expense as a percentage of gross profit decreased 200 basis points to 68.2%

For the full year of 2013, revenue from continuing operations increased 21% to $4.0 billion from $3.3 billion in 2012.

Full Year-over-Year Operating Highlights:

  Total same store sales increased 15%
  New vehicle same store sales increased 16%
  Used vehicle retail same store sales increased 18%
  Service, body and parts same store sales increased 7%
  Adjusted SG&A expense as a percentage of gross profit decreased 220 basis points to 67.2%

"For the third consecutive quarter, we exceeded $1.0 billion in revenue," said Bryan DeBoer, President and CEO. "We also exceeded $4.0 billion in annual revenue for the first time in Company history. We grew same store revenue 15% in 2013, on top of total same store revenue increases of 23% in 2012, 22% in 2011 and 18% in 2010. We've been able to maintain cost discipline over the last four years of growth, resulting in expanding operating margin each year. Our store leaders continue to challenge their teams to improve store performance while earning customers for life. Significant opportunities remain to increase used car sales and to capture the coming wave of service work from greater vehicle sales volumes over the last few years."

For the full year of 2013, adjusted net income per diluted share from continuing operations increased 35% to $3.99 from $2.96 for the full year of 2012. Unadjusted, net income from continuing operations was $4.02 per diluted share for the full year of 2013, compared to $3.03 per diluted share for the full year of 2012.

Chris Holzshu, SVP and CFO, said, "We finished 2013 with full year adjusted SG&A expense as a percentage of gross profit of 67.2%. This is a record result for the company and is 220 basis points lower than our full year 2012 SG&A expense. For the full year, incremental throughput, or the percentage of additional same store gross profit dollars that we retain after deducting selling costs, was 51.4%. Our stores remain focused on maintaining incremental throughput above 50%, which can continue to lever our SG&A expense going forward."

Corporate Development
In October 2013, we acquired Stockton Nissan Kia in Stockton, California and Fresno Lincoln Volvo in Fresno, California. In November 2013, we acquired Lodi Toyota Scion in Lodi, California. In December 2013, we acquired Diablo Subaru of Walnut Creek, in Walnut Creek, California. The combined estimated annual revenues for these acquisitions is $150 million.

In February 2014, we acquired Island Honda in Kahului, Hawaii, and Stockton Volkswagen in Stockton, California. The combined estimated annual revenues for these acquisitions is $50 million

Bryan DeBoer, President and CEO, stated, "The pace of acquisitions accelerated in the fourth quarter of 2013 as we completed the purchase of four additional locations. For the full year 2013, we acquired seven stores and 2014 is off to a strong start with our first acquisition in the state of Hawaii and an additional store increasing our footprint in northern California. We believe the acquisition market remains active and anticipate 2014 will be a productive year for Lithia to grow our network of stores."

Balance Sheet Update
We ended the fourth quarter with $24 million in cash and $160 million in available credit on our credit facilities. Additionally, approximately $181 million of our operating real estate is currently unfinanced, which we estimate could provide up to an additional $136 million in available liquidity, for total liquidity of $320 million.

During the fourth quarter, we amended our syndicated credit facility, increasing the capacity by $200 million to $1.0 billion in total availability. The amendment increased the number of participants from 10 to 13, including six banks and seven captive finance companies. The amendment also reduced the interest rate and non-use fees on the facility, provided the ability to upsize the overall capacity to $1.25 billion and extended the maturity date to December 2018.

Dividend Payment
Lithia announced that the Board of Directors has approved a dividend of $0.13 per share related to fourth quarter 2013 financial results. Lithia will pay the dividend March 21, 2014 to shareholders of record on March 7, 2014.

Outlook for 2014
We project 2014 first quarter earnings of $0.92 to $0.94 per diluted share and full-year 2014 earnings of $4.30 to $4.40 per diluted share. These projections are based on the following annual assumptions about 2014 performance:

  Total revenues of $4.5 to $4.6 billion
  New vehicle same store sales increasing 8.0%
  New vehicle gross margin of 6.4% to 6.6%
  Used vehicle same store sales increasing 8.0%
  Used vehicle gross margin of 14.5% to 14.7%
  Service body and parts same store sales increasing 7.0%
  Service body and parts gross margin of 48.2% to 48.4%
  Finance and insurance gross profit of $1,125 per unit
  Tax rate of 39.5%
  Average diluted shares outstanding of 26.2 million
  Capital expenditures of $84 million

These projections exclude the impact of future acquisitions, dispositions and non-core items. Actual results may be affected by items described in the Forward-Looking statements below.

Fourth Quarter Earnings Conference Call and Updated Presentation
The fourth quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the fourth quarter results has been added to www.lithiainvestorrelations.com.

To listen live on our website or for replay, visit www.lithiainvestorrelations.com and click on webcasts.

About Lithia
Lithia Motors, Inc. is the ninth largest automotive retailer in the United States. Lithia sells 28 brands of new vehicles and all brands of used vehicles at 96 stores in 12 states. Lithia also arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Sites
www.lithia.com
www.lithiainvestorrelations.com
www.lithiacareers.com
www.assuredservice.com

Lithia Motors on Facebook
http://www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain" or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements we make regarding:

  Expected operating results, such as improved store performance, maintaining incremental throughput above 50%, strategy for customer retention, growth and financial results and all projections set forth under the heading "Outlook for 2014";
  Anticipated acquisitions in 2014 and
  Anticipated availability of liquidity from our unfinanced operating real estate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth throughout Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2012 and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                             Three months ended                       %
                                December 31,          Increase    Increase
                          ------------------------
                              2013         2012      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues:
New vehicle retail        $   589,535  $   506,871  $    82,664        16.3%
Used vehicle retail           253,797      208,367       45,430        21.8
Used vehicle wholesale         37,642       35,768        1,874         5.2
Finance and insurance          35,994       29,244        6,750        23.1
Service, body and parts       100,797       89,665       11,132        12.4
Fleet and other                 7,109        7,458         (349)       (4.7)
                          -----------  -----------  -----------  ----------
  Total revenues            1,024,874      877,373      147,501        16.8
Cost of sales:
New vehicle retail            550,438      471,336       79,102        16.8
Used vehicle retail           218,446      179,186       39,260        21.9
Used vehicle wholesale         37,310       35,011        2,299         6.6
Service, body and parts        52,690       46,409        6,281        13.5
Fleet and other                 6,697        7,071         (374)       (5.3)
                          -----------  -----------  -----------  ----------
  Total cost of sales         865,581      739,013      126,568        17.1
                          -----------  -----------  -----------  ----------
Gross profit                  159,293      138,360       20,933        15.1
SG&A expense                  108,416       97,126       11,290        11.6
Depreciation and
 amortization                   5,316        4,441          875        19.7
                          -----------  -----------  -----------  ----------
Income from operations         45,561       36,793        8,769        23.8
Floor plan interest
 expense                       (2,979)      (3,490)        (511)      (14.6)
Other interest expense         (2,115)      (2,239)        (124)       (5.5)
Other income, net                 773          754           19         2.4
                          -----------  -----------  -----------  ----------
Income from continuing
 operations before income
 taxes                         41,240       31,818        9,422        29.6
Income tax expense            (14,080)     (12,154)       1,926        15.8
Income tax rate                  34.1%        38.2%
                          -----------  -----------  -----------  ----------
Income from continuing
 operations               $    27,160  $    19,664  $     7,496        38.1%
Income from discontinued
 operations, net of tax           212          169           43        26.2
                          -----------  -----------  -----------  ----------
Net income                $    27,372  $    19,833  $     7,539        38.0%

Diluted net income per
 share:
Continuing operations     $      1.03  $      0.76  $      0.27        35.5%
Discontinued operations          0.01            -         0.01          NM
                          -----------  -----------  -----------  ----------
Net income per share      $      1.04  $      0.76  $      0.28        36.8%
                          ===========  ===========  ===========  ==========

Diluted shares
 outstanding                   26,283       26,068          215         0.8%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                            Three months ended                       %
                               December 31,          Increase    Increase
                         ------------------------
                             2013         2012      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Gross margin
New vehicle retail               6.6%         7.0%    (40) bps
Used vehicle retail             13.9         14.0     (10) bps
Used vehicle wholesale           0.9          2.1    (120) bps
Finance and insurance          100.0        100.0        - bps
Service, body and parts         47.7         48.2     (50) bps
Fleet and Other                  5.8          5.2       60 bps
Gross profit margin             15.5         15.8     (30) bps

Unit sales
New vehicle retail            17,004       14,713        2,291        15.6%
Used vehicle retail           13,830       11,943        1,887        15.8
Total retail units sold       30,834       26,656        4,178        15.7
Used vehicle wholesale         5,462        5,009          453         9.0

Average selling price
New vehicle retail       $    34,670  $    34,451  $       219         0.6%
Used vehicle retail           18,351       17,447          904         5.2
Used vehicle wholesale         6,892        7,141         (249)       (3.5)

Average gross profit per
 unit
New vehicle retail       $     2,299  $     2,415  $      (116)       (4.8)%
Used vehicle retail            2,556        2,443          113         4.6
Used vehicle wholesale            61          151          (90)      (59.6)
Finance and insurance          1,167        1,097           70         6.4
Total vehicle(1)               3,593        3,553           40         1.1

Revenue mix
New vehicle retail              57.5%        57.8%
Used vehicle retail             24.8         23.7
Used vehicle wholesale           3.7          4.1
Finance and insurance,
 net                             3.5          3.3
Service, body and parts          9.8         10.2
Fleet and other                  0.7          0.9

                                 Adjusted                As reported
                         ------------------------  -----------------------
                            Three months ended        Three months ended
                               December 31,              December 31,
                         ------------------------  -----------------------
Other metrics                2013         2012         2013        2012
                         -----------  -----------  -----------  ----------
SG&A as a % of revenue          10.6%        11.1%        10.6%       11.1%
SG&A as a % of gross
 profit                         68.2         70.2         68.1        70.2
Operating profit as a %
 of revenue                      4.4          4.2          4.4         4.2
Operating profit as a %
 of gross profit                28.5         26.6         28.6        26.6
Pretax margin                    4.0          3.6          4.0         3.6
Net profit margin                2.5          2.2          2.7         2.2

NM - not meaningful
(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                            Three months ended                       %
                               December 31,          Increase    Increase
                         ------------------------
                             2013         2012      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Revenues
New vehicle retail       $   562,622  $   509,086  $    53,536        10.5%
Used vehicle retail          242,049      208,356       33,693        16.2
Used vehicle wholesale        36,462       35,731          731         2.0
Finance and insurance         34,289       29,271        5,018        17.1
Service, body and parts       96,659       89,619        7,040         7.9
Fleet and other                7,001        7,314         (313)       (4.3)
                         -----------  -----------  -----------
Total revenues           $   979,082  $   879,377  $    99,705        11.3

Gross profit
New vehicle retail       $    37,376  $    35,420  $     1,956         5.5%
Used vehicle retail           33,761       29,196        4,565        15.6
Used vehicle wholesale           352          673         (321)      (47.7)
Finance and insurance         34,289       29,271        5,018        17.1
Service, body and parts       45,460       42,535        2,925         6.9
Fleet and other                  304          243           61        25.1
                         -----------  -----------  -----------
Total gross profit       $   151,542  $   137,338  $    14,204        10.3

Gross margin
New vehicle retail               6.6%         7.0%    (40) bps
Used vehicle retail             13.9         14.0     (10) bps
Used vehicle wholesale           1.0          1.9     (90) bps
Finance and insurance          100.0        100.0        - bps
Service, body and parts         47.0         47.5     (50) bps
Fleet and Other                  4.3          3.3      100 bps
Gross profit margin             15.5         15.6     (10) bps

Unit sales
New vehicle retail            16,078       14,774        1,304         8.8%
Used vehicle retail           13,137       11,941        1,196        10.0
Total retail units sold       29,215       26,715        2,500         9.4
Used vehicle wholesale         5,271        5,006          265         5.3

Average selling price
New vehicle retail       $    34,993  $    34,458  $       535         1.6%
Used vehicle retail           18,425       17,449          976         5.6
Used vehicle wholesale         6,917        7,138         (221)       (3.1)

Average gross profit per
 unit
New vehicle retail       $     2,325  $     2,397  $       (72)       (3.0)%
Used vehicle retail            2,570        2,445          125         5.1
Used vehicle wholesale            67          134          (67)      (50.0)
Finance and insurance          1,174        1,096           78         7.1
Total vehicle(1)               3,621        3,540           81         2.3

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                             Twelve months ended                      %
                                December 31,          Increase    Increase
                          ------------------------
                              2013         2012      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues:
New vehicle retail        $ 2,256,598  $ 1,847,603  $   408,995        22.1%
Used vehicle retail         1,032,224      833,484      198,740        23.8
Used vehicle wholesale        158,235      139,237       18,998        13.6
Finance and insurance         139,007      112,234       26,773        23.9
Service, body and parts       383,483      347,703       35,780        10.3
Fleet and other                36,202       36,226          (24)       (0.1)
                          -----------  -----------  -----------  ----------
  Total revenues            4,005,749    3,316,487      689,262        20.8
Cost of sales:
New vehicle retail          2,105,480    1,713,156      392,324        22.9
Used vehicle retail           881,366      711,763      169,603        23.8
Used vehicle wholesale        155,524      137,823       17,701        12.8
Service, body and parts       197,913      179,633       18,280        10.2
Fleet and other                34,513       34,812         (299)       (0.9)
                          -----------  -----------  -----------  ----------
  Total cost of sales       3,374,796    2,777,187      597,609        21.5
                          -----------  -----------  -----------  ----------
Gross profit                  630,953      539,300       91,653        17.0
Asset impairments                   -          115         (115)     (100.0)
SG&A expense                  427,400      373,688       53,712        14.4
Depreciation and
 amortization                  20,035       17,128        2,907        17.0
                          -----------  -----------  -----------  ----------
Income from operations        183,518      148,369       35,149        23.7
Floor plan interest
 expense                      (12,373)     (12,816)        (443)       (3.5)
Other interest expense         (8,350)      (9,621)      (1,271)      (13.2)
Other income, net               2,993        2,525          468        18.5
                          -----------  -----------  -----------  ----------
Income from continuing
 operations before income
 taxes                        165,788      128,457       37,331        29.1
Income tax expense            (60,574)     (49,062)      11,512        23.5
Income tax rate                  36.5%        38.2%
                          -----------  -----------  -----------  ----------
Income from continuing
 operations               $   105,214  $    79,395  $    25,819        32.5%
Income from discontinued
 operations, net of tax           786          967         (181)      (18.7)
                          -----------  -----------  -----------  ----------
Net income                $   106,000  $    80,362  $    25,638        31.9%

Diluted net income per
 share:
Continuing operations     $      4.02  $      3.03  $      0.99        32.7%
Discontinued operations          0.03         0.04        (0.01)      (25.0)
                          -----------  -----------  -----------  ----------
Net income per share      $      4.05  $      3.07  $      0.98        31.9%
                          ===========  ===========  ===========  ==========

Diluted shares
 outstanding                   26,191       26,170           21         0.1%

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                            Twelve months ended                      %
                               December 31,          Increase    Increase
                         ------------------------
                             2013         2012      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Gross margin
New vehicle retail               6.7%         7.3%    (60) bps
Used vehicle retail             14.6         14.6        - bps
Used vehicle wholesale           1.7          1.0       70 bps
Finance and insurance          100.0        100.0        - bps
Service, body and parts         48.4         48.3       10 bps
Fleet and Other                  4.7          3.9       80 bps
Gross profit margin             15.8         16.3     (50) bps

Unit sales
New vehicle retail            66,857       55,666       11,191        20.1%
Used vehicle retail           57,061       47,965        9,096        19.0
Total retail units sold      123,918      103,631       20,287        19.6
Used vehicle wholesale        22,086       19,144        2,942        15.4

Average selling price
New vehicle retail       $    33,753  $    33,191  $       562         1.7%
Used vehicle retail           18,090       17,377          713         4.1
Used vehicle wholesale         7,164        7,273         (109)       (1.5)

Average gross profit per
 unit
New vehicle retail       $     2,260  $     2,415  $      (155)       (6.4)%
Used vehicle retail            2,644        2,538          106         4.2
Used vehicle wholesale           123           74           49        66.2
Finance and insurance          1,122        1,083           39         3.6
Total vehicle(1)               3,581        3,569           12         0.3

Revenue mix
New vehicle retail              56.3%        55.7%
Used vehicle retail             25.8         25.1
Used vehicle wholesale           3.9          4.2
Finance and insurance,
 net                             3.5          3.4
Service, body and parts          9.6         10.5
Fleet and other                  0.9          1.1

                                 Adjusted                As reported
                         ------------------------  -----------------------
                            Twelve months ended      Twelve months ended
                               December 31,              December 31,
                         ------------------------  -----------------------
Other metrics                2013         2012         2013        2012
                         -----------  -----------  -----------  ----------
SG&A as a % of revenue          10.6%        11.3%        10.7%       11.3%
SG&A as a % of gross
 profit                         67.2         69.4         67.7        69.3
Operating profit as a %
 of revenue                      4.7          4.5          4.6         4.5
Operating profit as a %
 of gross profit                29.7         27.4         29.1        27.5
Pretax margin                    4.2          3.8          4.1         3.9
Net profit margin                2.6          2.3          2.6         2.4

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                            Twelve months ended                      %
                               December 31,          Increase    Increase
                         ------------------------
                             2013         2012      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Revenues
New vehicle retail       $ 2,148,126  $ 1,845,273  $   302,853        16.4%
Used vehicle retail          981,536      830,435      151,101        18.2
Used vehicle wholesale       149,878      138,623       11,255         8.1
Finance and insurance        131,960      110,254       21,706        19.7
Service, body and parts      369,789      346,402       23,387         6.8
Fleet and Other               35,685       35,627           58         0.2
                         -----------  -----------  -----------
Total revenues           $ 3,816,974  $ 3,306,614  $   510,360        15.4

Gross profit
New vehicle retail       $   142,874  $   133,878  $     8,996         6.7%
Used vehicle retail          144,376      121,446       22,930        18.9
Used vehicle wholesale         2,754        1,386        1,368        98.7
Finance and insurance        131,960      110,254       21,706        19.7
Service, body and parts      175,667      164,072       11,595         7.1
Fleet and Other                1,188          855          333        38.9
                         -----------  -----------  -----------
Total gross profit       $   598,819  $   531,891  $    66,928        12.6

Gross margin
New vehicle retail               6.7%         7.3%    (60) bps
Used vehicle retail             14.7         14.6       10 bps
Used vehicle wholesale           1.8          1.0       80 bps
Finance and insurance          100.0        100.0        - bps
Service, body and parts         47.5         47.4       10 bps
Fleet and Other                  3.3          2.4       90 bps
Gross profit margin             15.7         16.1     (40) bps

Unit sales
New vehicle retail            63,489       55,590        7,899        14.2%
Used vehicle retail           54,334       47,782        6,552        13.7
Total retail units sold      117,823      103,372       14,451        14.0
Used vehicle wholesale        21,023       19,052        1,971        10.3

Average selling price
New vehicle retail       $    33,835  $    33,194  $       641         1.9%
Used vehicle retail           18,065       17,380          685         3.9
Used vehicle wholesale         7,129        7,276         (147)       (2.0)

Average gross profit per
 unit
New vehicle retail       $     2,250  $     2,408  $      (158)       (6.6)%
Used vehicle retail            2,657        2,542          115         4.5
Used vehicle wholesale           131           73           58        79.5
Finance and insurance          1,120        1,067           53         5.0
Total vehicle(1)               3,581        3,550           31         0.9

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Other Highlights (Unaudited)

                                          As of December 31,
                                      -------------------------
                                                                  Increase
                                          2013         2012      (Decrease)
                                      ------------ ------------ ------------
Days Supply(1)
New vehicle inventory                      74           76           (2)
Used vehicle inventory                     63           56            7

(1) Days supply calculated based on current inventory levels, excluding in-
transit vehicles, and a 30-day historical cost of sales level.

Financial covenants
                               Requirement          As of December 31, 2013
                       -------------------------- --------------------------
Current ratio             Not less than 1.20 to 1                  1.41 to 1
Fixed charge coverage
 ratio                    Not less than 1.20 to 1                  3.94 to 1
Leverage ratio            Not more than 5.00 to 1                  1.38 to 1
Funded debt
 restriction           Not more than $375 million             $167.6 million

Lithia Motors, Inc.
Other Highlights (Unaudited)

                               Three months ended      Twelve months ended
                                  December 31,            December 31,
                             ----------------------  ----------------------
                                2013        2012        2013        2012
                             ----------  ----------  ----------  ----------
New vehicle unit sales brand
 mix
Chrysler                           27.6%       32.0%       29.5%       32.2%
General Motors                     14.2        14.7        15.2        15.2
Toyota                             14.0        13.8        14.6        13.7
Subaru                              9.3         7.8         8.2         7.3
Honda, Acura                        8.5         6.7         7.9         6.9
BMW, MINI                           7.5         7.5         6.7         6.8
Ford                                6.0         6.2         6.0         5.5
Mercedes                            3.9         2.7         2.8         2.2
Nissan                              3.4         2.5         3.0         2.8
Hyundai                             2.4         2.7         2.6         3.6
Volkswagen, Audi                    1.8         1.7         2.2         2.0
Kia                                 0.8         0.6         0.7         0.9
Mazda                               0.2         0.5         0.4         0.5
Other                               0.4         0.6         0.2         0.4

                               Three months ended      Twelve months ended
                                  December 31,            December 31,
                             ----------------------  ----------------------
                                2013        2012        2013        2012
                             ----------  ----------  ----------  ----------
Revenue geographic mix
Texas                              23.0%       24.3%       24.5%       24.9%
Oregon                             23.0        20.1        21.6        20.1
California                         11.7        10.5        10.7        10.4
Montana                             8.6         8.7         8.9         8.9
Washington                          8.2         8.8         8.1         8.3
Alaska                              7.2         7.8         7.6         8.4
Iowa                                5.1         5.2         4.9         5.0
Nevada                              4.7         4.8         4.8         4.7
Idaho                               4.6         5.0         4.9         5.3
North Dakota                        2.3         2.9         2.4         2.5
New Mexico                          1.6         1.9         1.6         1.5

                               As of February 19,
                                      2014
                             ----------------------
                                # of
Current store count mix        stores    % of total
                             ----------  ----------
Chrysler                             23        24.0%
General Motors                       13        13.5
Honda, Acura                         11        11.4
Toyota                               10        10.4
BMW, MINI                             9         9.4
Hyundai                               5         5.2
Subaru                                5         5.2
Ford                                  5         5.2
Mercedes                              4         4.2
Nissan                                4         4.2
Volkswagen, Audi                      4         4.2
Other                                 3         3.1

Lithia Motors, Inc.
Consolidated Balance Sheets (Unaudited)
(In thousands)

                                       December 31, 2013  December 31, 2012
                                       -----------------  -----------------
Cash and cash equivalents              $          23,686  $          42,839
Trade receivables, net                           170,519            133,149
Inventories, net                                 859,019            723,326
Deferred income taxes                              1,548              3,832
Other current assets                              15,251             17,484
Assets held for sale                              11,526             12,579
                                       -----------------  -----------------
Total current assets                   $       1,081,549  $         933,209

Property and equipment, net                      481,212            425,086
Goodwill                                          49,511             32,047
Franchise value                                   71,199             62,429
Deferred income taxes                             10,256             17,123
Other non-current assets                          31,394             22,808
                                       -----------------  -----------------
Total assets                           $       1,725,121  $       1,492,702
                                       =================  =================

Floor plan notes payable               $          18,789  $          13,454
Floor plan notes payable: non trade              695,066            568,130
Current maturities of long-term debt               7,083              8,182
Trade payables                                    51,159             41,589
Accrued liabilities                               94,143             81,602
Liabilities related to assets held for
 sale                                              6,271              8,347
                                       -----------------  -----------------
Total current liabilities              $         872,511  $         721,304

Long-term debt                                   245,471            286,876
Deferred revenue                                  44,005             33,589
Other long-term liabilities                       28,412             22,832
                                       -----------------  -----------------
Total liabilities                      $       1,190,399  $       1,064,601
                                       -----------------  -----------------

Class A common stock                             268,255            268,801
Class B common stock                                 319                343
Additional paid-in capital                        22,598             12,399
Accumulated other comprehensive loss              (1,538)            (2,615)
Retained earnings                                245,088            149,173
                                       -----------------  -----------------
Total liabilities & stockholders'
 equity                                $       1,725,121  $       1,492,702
                                       =================  =================

Lithia Motors, Inc.
Summarized Cash Flow from Operations (Unaudited)
(In thousands)

                                                      Twelve months ended
                                                         December 31,
                                                   ------------------------
                                                       2013         2012
                                                   -----------  -----------
Net income                                         $   106,000  $    80,362

Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
Asset impairments                                            -          115
Depreciation and amortization                           20,035       17,128
Depreciation and amortization within discontinued
 operations                                                  -          186
Stock-based compensation                                 6,565        3,116
Gain on disposal of assets                              (2,339)        (747)
Loss on disposal activities within discontinued
 operations                                                  -          621
Deferred income taxes                                   14,477       14,172
Excess tax benefit from share-based payment
 arrangements                                           (5,994)      (2,802)
(Increase) decrease:
  Trade receivables, net                               (37,370)     (33,704)
  Inventories                                         (106,896)    (230,442)
  Other current assets                                    (901)      (4,194)
  Other non-current assets                              (4,754)      (6,176)
Increase (decrease):
  Floor plan notes payable, net                          5,300      (82,109)
  Trade payables                                         8,480        8,001
  Accrued liabilities                                   12,304       10,538
  Other long-term liabilities and deferred revenue      17,152       13,459
                                                   -----------  -----------
Net cash provided by (used in) operating
 activities                                        $    32,059  $  (212,476)
                                                   ===========  ===========

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations (Unaudited)
(In thousands)

                                                      Twelve months ended
                                                         December 31,
                                                   ------------------------
Net cash provided by (used in) operating
 activities                                            2013         2012
                                                   -----------  -----------
As reported                                        $    32,059  $  (212,476)
Floor plan notes payable, non-trade, net               128,636      348,477
                                                   -----------  -----------
Adjusted                                           $   160,695  $   136,001
                                                   ===========  ===========

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                              Three months ended December 31, 2013
                    -------------------------------------------------------
                                 Asset
                       As      disposal     Reserve        Tax
                    reported     gain     adjustments  attributes  Adjusted
                    --------  ----------  -----------  ----------  --------
Selling, general
 and administrative  108,416       2,531       (2,341)          -   108,606

Income from
 operations           45,561      (2,531)       2,341           -    45,371

Income from
 continuing
 operations before
 income taxes       $ 41,240  $   (2,531) $     2,341  $        -  $ 41,050
Income tax expense   (14,080)        968         (869)     (1,320)  (15,301)
                    --------  ----------  -----------  ----------  --------
Net income from
 continuing
 operations         $ 27,160  $   (1,563) $     1,472  $   (1,320) $ 25,749
                    ========  ==========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations         $   1.03  $    (0.06) $      0.06  $    (0.05) $   0.98
Diluted share count   26,283

                     Three months ended December 31,
                                   2012
                    ---------------------------------
                       As         Tax
                    reported  attributes    Adjusted
                    --------  ----------  -----------
Income from
 continuing
 operations before
 income taxes       $ 31,818  $        -  $    31,818
Income tax expense   (12,154)       (374)     (12,528)
                    --------  ----------  -----------
Net income from
 continuing
 operations         $ 19,664  $     (374) $    19,290
                    ========  ==========  ===========

Diluted earnings
 per share from
 continuing
 operations         $   0.76  $    (0.02) $      0.74
Diluted share count   26,068

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                             Twelve months ended December 31, 2013
                    -------------------------------------------------------
                                 Asset
                       As      disposal     Reserve        Tax
                    reported     gain     adjustments  attributes  Adjusted
                    --------  ----------  -----------  ----------  --------
Selling, general
 and administrative  427,400       2,531       (6,153)          -   423,778

Income from
 operations          183,518      (2,531)       6,153           -   187,140

Income from
 continuing
 operations before
 income taxes       $165,788  $   (2,531) $     6,153  $        -  $169,410
Income tax expense   (60,574)        968       (2,353)     (2,832)  (64,791)
                    --------  ----------  -----------  ----------  --------
Net income from
 continuing
 operations         $105,214  $   (1,563) $     3,800  $   (2,832) $104,619
                    ========  ==========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations         $   4.02  $    (0.06) $      0.14  $    (0.11) $   3.99
Diluted share count   26,191

                             Twelve months ended December 31, 2012
                    -------------------------------------------------------
                                 Asset
                              impairment
                                  and
                       As      disposal      Equity        Tax
                    reported     gain      investment  attributes  Adjusted
                    --------  ----------  -----------  ----------  --------
Asset impairments   $    115  $     (115) $         -  $        -  $      -
Selling, general
 and administrative  373,688         739            -           -   374,427

Income from
 operations          148,369        (624)           -           -   147,745

Other income, net      2,525           -         (244)          -     2,281

Income from
 continuing
 operations before
 income taxes       $128,457  $     (624) $      (244) $        -  $127,589
Income tax expense   (49,062)        244           95      (1,440)  (50,163)
                    --------  ----------  -----------  ----------  --------
Net income from
 continuing
 operations         $ 79,395  $     (380) $      (149) $   (1,440) $ 77,426
                    ========  ==========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations         $   3.03  $    (0.01) $     (0.01) $    (0.05) $   2.96
Diluted share count   26,170

Contact:
John North
VP Finance and Controller
(541) 618-5748